UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2007

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

In connection with the obligation of Iron Mountain Canada Corporation (“Canada Company”), a wholly owned subsidiary of Iron Mountain Incorporated (the “Company”), to file a registration statement with respect to the CAD$175,000,000 in aggregate principal amount of its 7-1/2% CAD Senior Subordinated Notes due 2017, the Company has revised Note 5 to the Company’s consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on March 1, 2007, to include additional consolidating information relating to Canada Company.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a revised version of Item 15 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, reflecting the revisions to Note 5 to the Company’s consolidated financial statements. All other Items of the Company’s Annual Report on Form 10-K remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit
Number	Exhibit Description
23.1	Consent of Deloitte & Touche LLP
99.1	Updated Item 15 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)
	By:	/s/ Brian P. McKeon
	Name:	Brian P. McKeon
	Title:	Executive Vice President and Chief
Financial Officer
Date: May 10, 2007